T. Rowe Price Investment Kit

Everything you need to invest is enclosed. . .

Mid-Cap Growth Fund

This mid-cap stock fund offers you:

o    Significant growth potential

o    An excellent track record

     o    Honored on Money magazine's Money 100 list four years in a row

o    Competitive performance

     o    #1 no-load mid-cap growth fund since its inception*

*The fund was ranked #1 of 15 no-load mid-cap growth funds for the since-inception period (6/30/92) ended 12/31/01.



T. Rowe Price
Mid-Cap Growth Fund (RPMGX)

Fund Overview

Goal and general investment strategy

This no-load fund seeks long-term capital appreciation by investing primarily in the common stocks of medium-sized companies with attractive growth prospects.

Mid-cap stocks represent many of the advantages of both large- and small-company stocks and avoid some of their disadvantages. These companies have successfully weathered the start-up years, offer proven products or services, have experienced management teams, and can often finance their own growth. At the same time, they are still growing rapidly and remain flexible enough to respond quickly to market developments.

Lower                          Moderate                        Higher
                              Risk/Reward
--------------------------------------------------------------------------------
Money Markets           Bonds     Blended Assets               Stocks



                                     Lower    Moderate     Higher    Highest
                                  ----------------------------------------------
                                                     Risk/Reward

                                                       Stocks

                                          Mid-Cap Growth Fund


Benefits of investing in the fund

o    Significant capital growth potential

An investment in mid-cap growth stocks captures much of the superior appreciation potential of smaller-company stocks without the higher volatility typically associated with them.

o    Extensive investment experience

Fund investors also benefit from the extensive experience of T. Rowe Price in managing growth stock investments. More than 60 years ago, Mr. Price pioneered the growth stock theory of investing, which holds that when a company's earnings outpace inflation and the economy, its stock price should rise accordingly.

Risks of investing in the fund

o    Declining stock prices

The fund is subject to the inherent instability of the stock market and can be expected to be more volatile than a fund focusing on large, established companies.

o    Investment strategy characteristics

Because the fund invests in growth stocks-which have higher valuations and lower dividend yields than stocks of slower-growth or cyclical companies-fund prices could decline further in market corrections than that of a non-growth-focused fund.

Risk reduction

The fund is backed by the resources and experience of T. Rowe Price, one of America's largest managers of growth stock investments. Moreover, fund managers evaluate hundreds of companies through an intensive "hands-on" research process before purchasing shares. In addition, fund assets are spread across mid-cap companies of many different types in numerous industries.


Fund performance

The Mid-Cap Growth Fund's successful implementation of its investment strategy has been recognized throughout the industry.

o The fund was rated #1 among 15 no-load mid-cap growth funds from its 6/30/92 inception through 12/31/01, according to Lipper Inc.*

o For the fourth year in a row, the fund was selected as one of Money magazine's top 100 funds.**

o BusinessWeek Online chose the fund as one of six growth funds out of 1,500 that "stand out," citing the fund's management-along with other attributes.***

Past performance cannot guarantee future results.



 * #1 of 15, #11 of 46, and #6 of 74 for the since-inception, five-year, and one-year periods, respectively. Versus load and no-load mid-cap growth funds, the fund ranked #2 of 46, #38 of 187, and #18 of 448 for the same respective periods. T. Rowe Price selected the no-load category from the Lipper mid-cap growth fund universe.
** Funds on the Money 100 were carefully selected using the collective experience and knowledge of the staff of Money magazine as well as Morningstar data in conducting assessments. Some criteria included consistent performance, sound strategies, low expenses, and managers who inspire trust. The ending date for performance was 7/31/01. The publication date of the Money article was Fall 2001.
*** BusinessWeek Online selected funds based on consistently strong performance over long periods of time and for experienced management.


Fund Overview

The following chart shows how a $10,000 investment in the Mid-Cap Growth Fund at its June 1992 inception would have grown to more than $52,000 through the end of 12/31/01, while the same investment in the Lipper peer group average would have increased to $31,040 over that same time frame. Of course, past performance is no guarantee of future results.

How $10,000 invested 6/30/92 would have grown over time*

                                                                         Lipper
                                                   Mid-Cap              Mid-Cap
                                                    Growth         Growth Funds
                                                      Fund              Average

06/92                                               10.000               10.000
12/92                                               12.454               11.982
12/93                                               15.721               14.049
12/94                                               15.767               13.935
12/95                                               22.224               18.974
12/96                                               27.744               21.716
12/97                                               32.830               25.384
12/98                                               40.052               27.777
12/99                                               49.576               43.110
12/00                                               53.259               39.082
12/01                                               52.737               31.040


Major Holdings as of 12/31/01

Below is a listing of the principal holdings of the Mid-Cap Growth Fund.

--------------------------------------------------------------------------------
Company                                                    Percent of Assets

Affiliated Computer Services                                      2.7
Concord EFS                                                       2.3
Waddell & Reed Financial                                          2.0
Wellpoint Health Networks                                         1.9
Omnicare                                                          1.8
Gilead Sciences                                                   1.7
Robert Half International                                         1.5
Western Wireless                                                  1.4
Whole Foods Market                                                1.4
BJ Services                                                       1.4
--------------------------------------------------------------------------------

As of 12/31/01, the Mid-Cap Growth Fund had total net assets of $6,756.1 million invested in 122 issues.


* -0.98%, 13.71%, and 19.12% were the fund's average annual total returns for the one-year, five-year, and since-inception (6/30/92) periods ended 12/31/01. These figures include changes in principal value, reinvested dividends, and capital gain distributions. Investment return and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Source for Lipper data: Lipper Inc.

     For updated performance information, please visit our Web site or contact a
     T. Rowe Price representative. Fund performance shown is as of the most recent calendar quarter at the time of printing.


MID-CAP GROWTH FUND



                               Independent Rating

                                      ****

The Mid-Cap Growth Fund received an Overall Morningstar Rating(trademark) of four stars for its risk-adjusted performance. The fund was rated among 4,811 and 3,160 domestic equity funds for the three- and five-year periods ended 12/31/01, respectively.*

Here's an excerpted analysis (8/12/01) from Morningstar's Premium Web site. . .

"This fund is vindicating its investors' loyalty.

"T. Rowe Price Mid-Cap Growth Fund looked pretty lackluster in the late 1990s. In fact, coming into early 2000, when high-P/E stocks were still in the stratosphere, the fund's return since inception lagged that of the typical mid-growth fund. That was because manager Brian Berghuis runs a more moderate portfolio than most in the category, and stayed far away from technology stocks during the growth frenzy of 1999.

"The fund has rewarded investors' patience lately, though. It has posted a modest, 6.6% loss for the 12 months ended August 16, compared with a 33% loss for the typical mid-growth fund. Curiously, even as some of his peers were slashing their tech weights this year, Berghuis increased this portfolio's stake earlier in 2001, picking through the rubble in search of companies that were unjustly tarnished by the sell-off. He soon sold some of those names, however, and swapped into health-care services and financial stocks.

"Such moves are characteristic of Berghuis' steady, relatively cautious approach. Unlike other gunslinging mid-growth offerings, this one makes risk control a top priority. Thus, Berghuis keeps the portfolio well-diversified across sectors and individual names, and he steers clear of stocks with valuations that he deems to be too rich. Such an approach can mean that the fund lags its peers when go-go growth stocks rule the roost, as it did in 1999's tech-fueled bonanza. However, 1999 was an aberration; the fund regularly notches top-half performances, and its long-term returns are top-notch.

"Assets have grown quite large here, and that's something we'll be keeping an eye on. However, there's no need to panic just yet, as the big asset base hasn't yet affected performance negatively. All in all, this remains a highly appealing mid-growth option."

* For each fund with at least a 3-year history, Morningstar calculates a Morningstar Rating(trademark) metric each month by subtracting the return on a 90-day U.S. Treasury bill from the fund's load-adjusted return for the same period and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating(trademark) for a fund is derived from a weighted average of the performance figures associated with its 3-, 5-, and 10-year (if applicable) Morningstar Rating(trademark) metrics. Each fund is rated exclusively against U.S.-domiciled domestic equity funds. Morningstar Rating(trademark) is for the retail share class only; other classes may have different performance characteristics. The Mid-Cap Growth Fund received 4 stars for the 3- and 5-year periods.


Fund Profile

T. Rowe Price
Mid-Cap Growth Fund

A stock fund seeking long-term capital appreciation through investments in medium-sized growth companies.

This profile summarizes key information about the fund that is included in the fund's prospectus. The fund's prospectus includes additional information about the fund, including a more detailed description of the risks associated with investing in the fund that you may want to consider before you invest. You may obtain the prospectus and other information about the fund at no cost by calling 1-800-401-5249, or by visiting our Web site at www.troweprice.com.

1.   What is the fund's objective?

     The fund seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth.

2.   What is the fund's principal investment strategy?

     We will invest at least 65% of the fund's assets in a diversified portfolio of common stocks of mid-cap companies whose earnings T. Rowe Price expects to grow at a faster rate than the average company. We define mid-cap companies as those whose market capitalization (number of shares outstanding multiplied by share price) falls within the range of the companies in the S&P MidCap 400 Index. However, the fund will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization grows or falls outside this range.

     As "growth" investors, we believe that when a company's earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In selecting investments, we generally favor companies that:

o    have proven products or services;

o    have a record of above-average earnings growth;

o    have demonstrated potential to sustain earnings growth;

o    operate in industries experiencing increasing demand; or

o    have stock prices that appear to undervalue their growth prospects.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, and options, in keeping with fund objectives.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Further information about the fund's investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of these documents, call 1-800-401-5249.

3.   What are the main risks of investing in the fund?

     The stocks of mid-cap companies entail greater risk and are usually more volatile than the shares of large companies. In addition, growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

     As with all equity funds, this fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

     Foreign stock holdings are subject to the risk that some holdings may lose value because of declining foreign currencies or adverse political or economic events overseas. Investments in futures and options, if any, are subject to additional volatility and potential losses.

     As with any mutual fund, there can be no guarantee the fund will achieve its objective.

     o The fund's share price may decline, so when you sell your shares, you may lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

4.   How can I tell if the fund is appropriate for me?

     Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you can accept the greater risk of investing in mid-cap growth companies in an effort to achieve superior capital appreciation, the fund could be an appropriate part of your overall investment strategy. This fund should not represent your complete investment program or be used for short-term trading purposes.

     The fund can be used in both regular and tax-deferred accounts, such as IRAs.

     o Equity investors should have a long-term investment horizon and be willing to wait out bear markets.

5.   How has the fund performed in the past?

     The bar chart showing calendar year returns and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next and over time. Fund past performance is no guarantee of future returns.

Calendar Year Total Returns
--------------------------------------------------------------------------------
                                  Mid-Cap Growth Fund

'93                                    26.74

'94                                     0.29

'95                                    40.95

'96                                    24.84

'97                                    18.33

'98                                    22.00

'99                                    23.78

'00                                     7.43

'01                                    -0.98
--------------------------------------------------------------------------------

The fund can also experience short-term performance swings. The best calendar return during the years depicted in the chart was 26.79% in the fourth quarter of 1998, and the worst was -17.71% in the third quarter of 1999.

Average Annual Total Returns

Periods ended December 31, 2001

                                                                          Since
                                                                      Inception
                                  1 year           5 years            (6/30/92)

--------------------------------------------------------------------------------

Mid-Cap Growth Fund               -0.98%             13.71%               19.12%

S&P MidCap 400 Index              -0.60              16.11                16.31

Russell Midcap
Growth Index                      -20.15              9.02                12.65

Lipper Mid-Cap
Growth Fund Index                 -21.07              7.63                12.82
--------------------------------------------------------------------------------

These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any.

6.   What fees or expenses will I pay?

     The fund is 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.


Fund Profile

Fees and Expenses of the Fund*

                                          Annual fund operating expenses
                                   (expenses that are deducted from fund assets)

Management fee                                         0.67%
Other expenses                                         0.19%
Total annual fund operating expenses                   0.86%



* Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee.

     Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, you invest $10,000, earn a 5% annual return, and hold the investment for the following periods and then redeem:
     ---------------------------------------------------------------------------
     1 year             3 years          5 years             10 years

       88                 274              477                1,061
     ---------------------------------------------------------------------------

7.   Who manages the fund?

     The fund is managed by T. Rowe Price Associates, Inc. Founded in 1937, T. Rowe Price and its affiliates manage investments for individual and institutional accounts. The company offers a comprehensive array of stock, bond, and money market funds directly to the investing public.

     Brian W.H. Berghuis manages the fund day to day and has been chairman of its Investment Advisory Committee since 1992. He joined T. Rowe Price in 1985 and has been managing investments since 1988.

Note: The following questions and answers about buying and selling shares and services do not apply to employer-sponsored retirement plans. If you are a participant in one of these plans, please call your plan's toll-free number for additional information.

8.   How can I purchase shares?

     Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors). The minimum subsequent investment is $100 ($50 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.

9.   How can I sell shares?

     You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access(registered trademark) or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee.

10.  When will I receive income and capital gain distributions?

     The fund distributes income and net capital gains, if any, at year-end. For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.

11.  What services are available?

     A wide range, including but not limited to:

     o    retirement plans for individuals and large and small businesses;

     o automated information and transaction services by telephone or computer;

     o    electronic transfers between fund and bank accounts;

     o    automatic investing and automatic exchange;

     o    brokerage services; and

     o    asset manager accounts.


INVESTING WITH T. ROWE PRICE

Advantages of Investing With T. Rowe Price

"Put the customer's needs first."
 - Thomas Rowe Price, Jr., 1937

This principle remains the cornerstone of how we conduct business today. Over the years, we have evolved into one of the largest and most successful financial services firms in the country. Our proven approach to managing money is based on proprietary research and strict investment discipline refined over more than 60 years. T. Rowe Price serves a broad client base, managing more than $148 billion for more than eight million investors.

To uncover the most promising investment opportunities-both at home and abroad-we rely heavily on our team of in-house analysts, one of the most respected in the industry. In addition, our international funds are supported by a worldwide team of investment professionals in London, Paris, Hong Kong, Singapore, Tokyo, Buenos Aires, and Baltimore that offers on-site expertise to our shareholders. Further, we offer a combination of benefits that few companies can match:

Performance. We are known for solid investment management across all asset classes and seek to provide consistent long-term performance that meets our investors' objectives. In doing so, we focus not only on asset growth and income but also on risk management.

Choice. To meet your changing investment needs and provide the flexibility you want to build your investment portfolio, we offer:

o    more than 80 stock, bond, and money market funds;

o    a full range of domestic and international funds;

o tax-deferred retirement options, including IRAs, Keoghs, SIMPLE and SEP plans, 401(k) and 403(b) plans, and variable annuities;

o    regular and IRA CDs offered through the T. Rowe Price Savings Bank;*

o tax-advantaged options for saving for college, including 529 plans and Education Savings Accounts;

o brokerage** services that provide access to over 3,000 funds from other fund families and let you trade individual securities via the Internet or automated phone; and

o    advisory services that provide helpful investment guidance.***


* T. Rowe Price Savings Bank is a member of the FDIC and offers CD products. Other T. Rowe Price affiliates, including T. Rowe Price Investment Services, inc., are separate entities. While the Sayings Bank's CDs are FDIC-insured, all other products offered by T. Rowe Price affiliates are not FDIC-insured and are not a deposit of or guaranteed by the Savings Bank. Such Products are subject to investment risk, including possible loss of the principal amount invested. **Brokerage Services offered by T. Rowe Price Investment Services, Inc., member NASD/SIPC. *** Services offered by
     T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.


Savings. All T. Rowe Price funds are 100% no load-there are no sales charges or purchase fees.

Convenience. We realize that in addition to investing for performance, you want convenience. To that end, we offer:

o A combined statement summarizing all brokerage accounts, T. Rowe Price and non-T. Rowe Price funds, and variable annuities;

o Timely fund and performance reports to keep you informed about each of your funds;

o Internet access offering account information and fund prices, interactive tools and calculators, and mutual fund prospectuses and reports at www.troweprice.com;

o Tele*Access(registered trademark) offering account information 24 hours a day;

o    Investor Centers located throughout the country;

o    Knowledgeable customer service representatives available to assist you;

o    Easy purchase, exchange, and redemption of funds via phone and computer;
     and

o Self-help guides for investment needs, ranging from retirement to college planning.

Service. To ensure the highest level of customer service, we're constantly evaluating new technologies that could invent new ways to do business today and dictate how we do it in the future.

--------------------------------------------------------------------------------

To open your account:

1. Please read the fund overview and the fund profile that provides additional details including fees, expenses, and risks.

2. Complete and return the enclosed New Account Form and return it in the postage-paid envelope, along with your check. Or, if you prefer, you can open an account online. The initial minimum investment is $2,500 ($1,000 for IRAs).

You can choose to waive the minimum investment amount by contributing as little as $50 a month through Automatic Asset Builder, our no-cost systematic investment plan. If you would like a prospectus before investing, please call us to order one; otherwise, you will receive one with your account confirmation. For information about investing in growth stocks, request our free Insights report, Growth Stock Investing.

To receive an IRA application or have any questions answered, call us at 1-800-401-5249. You can also access reports and applications through our Web site at www.troweprice.com.


T. Rowe Price Family of Funds

Offering investment options from conservative to aggressive.

Share Price
Stability

Return Potential

STABILITY

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Prime Reserve
Summit Cash Reserves1
Summit Municipal Money Market1
Tax-Exempt Money
U.S. Treasury Money

INCOME

Lower Risk/Return Income

Maryland Short-Term Tax-Free Bond
Short-Term Bond
Tax-Free Short-Intermediate

Moderate Risk/Return Income

Florida Intermediate
Tax-Free
GNMA
New Income
Spectrum Income
Summit GNMA!
Summit Municipal Intermediate1
Tax-Free Intermediate Bond
U.S. Bond Index*
U.S. Treasury Intermediate

Higher Risk/Return Income

CA, GA, MD, NJ, NY, and
  VA Bond Funds
Corporate Income
Emerging Markets Bond
High Yield*
International Bond
Summit Municipal Income!
Tax-Free High Yield
Tax-Free Income
U.S. Treasury Long-Term

GROWTH

Lower Risk/Return Growth
Balanced
Capital Appreciation
Equity Income
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced*

Moderate Risk/Return Growth

Blue Chip Growth
Capital Opportunity
Dividend Growth
Equity Index 500*
Global Stock
Growth & Income
Growth Stock
International Equity Index*
International Growth & Income
International Stock
Mid-Cap Value
New Era
Real Estate*
Spectrum Growth
Spectrum International
Tax-Efficient Growth*
Total Equity Market Index*
Value


Higher Risk/Return Growth

European Stock
Extended Equity Market
  Index*
Financial Services
Mid-Cap Growth
New America Growth
Small-Cap Stock
Small-Cap Value*
Tax-Efficient Multi-Cap Growth*

Highest Risk/Return Growth

Developing Technologies*
Diversified Small-Cap
  Growth*
Emerging Europe & Mediterranean*
Emerging Markets Stock*
Global Technology
Health Sciences
International Discovery*!!
Japan
Latin America*
Media & Telecommunications
New Asia
New Horizons!!
Science & Technology


To request a prospectus for any of the above funds, please call 1-800-401-5249. Read it carefully before investing.

Funds are placed in general risk/return categories based on their past performance or, for newer funds, the performance of the types of securities in which they invest. There is no assurance past trends will continue.

An investment in the money market funds is not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

*Redemption fees may apply.

!$25,000 minimum.  !!Closed to new investors.


T. Rowe Price Investment Kit


Mid-Cap
Growth Fund

To open an account
Investor Services
1-800-401-5249

For fund information
and account transactions
on the Internet
www.troweprice.com

T. Rowe Price
100 East Pratt Street
Baltimore, MD 21202


T. Rowe Price Invest with Confidence(registered trademark)

T. Rowe Price Investment Services, Inc., Distributor           23418    2/7/02